UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2017
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OpGen, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification No.)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
 (Address of principal executive offices, including zip code)

(240) 813-1260
 (Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  —  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2017, the Annual Meeting of stockholders (the "Annual Meeting") of OpGen, Inc. (the "Company") was held.  The information described in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.
Laurence R. McCarthy, who was listed as a nominee for election as a director in the Company's Proxy Statement for the Annual Meeting, withdrew his candidacy to be re-elected to the Board of Directors on June 6, 2017, and, therefore, the Board of Directors withdrew its nomination of him and established a slate of six nominees for election to the Board at the meeting.  After the Annual Meeting, the newly elected Board of Directors. (the "Board") established the membership of the various Board committees as follows:
Audit Committee	Compensation Committee	Compliance Committee
Harry J. D'Andrea (Chair)	Misti Ushio (Chair)	Tina S. Nova, Ph.D. (Chair)
David M. Rubin, Ph.D.	Timothy J.R. Harris, Ph.D. D.Sc.	Timothy J.R. Harris, Ph.D. D.Sc.
Misti Ushio, Ph.D.

Item 5.07 —  Submission of Matters to a Vote of Security Holders.
On June 8, 2017, the Company held its Annual Meeting for 2017.  At the Annual Meeting, the total number of shares represented in person or by proxy was 22,870,324 of the 27,394,290 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 20, 2017.  The following matters were voted upon at the Annual Meeting:
1. Election of Directors.  The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Stockholders in 2018 or until their successors are elected and qualified.  The votes cast were as follows:
Nominee	For	Vote Withheld

Evan Jones	13,650,428	190,865
Harry J. D'Andrea	13,692,913	148,380
Timothy J.R. Harris, Ph.D., D.Sc.	13,694,217	147,076
Tina S. Nova, Ph.D.	13,768,824	72,469
David M. Rubin, Ph.D.	13,692,264	149,029
Misti Ushio, Ph.D.	13,687,717	153,576

2. The vote of the stockholders to ratify the appointment of CohnReznick LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017, was:
22,369,974 votes	FOR the resolution
245,369 votes	AGAINST the resolution
254,981 votes	ABSTAIN

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OpGen, Inc.

By:	/s/ Timothy C. Dec
	Name:	Timothy C. Dec
	Title:	Chief Financial Officer
Date: June 12, 2017